                                                                   Exhibit T3C-1

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                             Electric Generation LLC

                                       and

                           U.S. Bank, N.A., as Trustee

                                   ----------

                                    INDENTURE

                          Dated as of           , 2002
                                      ----------

                                   ----------

                             SENIOR DEBT SECURITIES

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


    ------------------------------------------------------------------------
    Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
Act Section                                                    Indenture Section

(S)310(a)(1)................................................   609
(a)(2)......................................................   609
(a)(3)......................................................   Not Applicable
(a)(4)......................................................   Not Applicable
(b).........................................................   608, 610

(S)311(a)...................................................   613
(b).........................................................   613

(S)312(a)...................................................   701, 702
(b).........................................................   702
(c).........................................................   702

(S)313(a)...................................................   703
(b).........................................................   703
(c).........................................................   703
(d).........................................................   703

(S)314(a)...................................................   704
(a)(4)......................................................   101, 1004
(b).........................................................   Not Applicable
(c)(1)......................................................   102
(c)(2)......................................................   102
(c)(3)......................................................   Not Applicable
(d).........................................................   Not Applicable
(e).........................................................   102

(S)315(a)...................................................   601
(b).........................................................   602
(c).........................................................   601
(d).........................................................   601
(e).........................................................   514

(S)316(a)...................................................   101
(a)(1)(A)...................................................   502, 512
(a)(1)(B)...................................................   513
(a)(2)......................................................   Not Applicable
(b).........................................................   508
(c).........................................................   104

(S)317(a)(1)................................................   503
(a)(2)......................................................   504
(b).........................................................   1003

(S)318(a)...................................................   107

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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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                                TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ......................  1

     SECTION 101     Definitions ...........................................................  1
           Act .............................................................................  2
           Affiliate .......................................................................  2
           Authenticating Agent ............................................................  2
           Bankruptcy Court ................................................................  2
           Board ...........................................................................  2
           Board Resolution ................................................................  2
           Business Day ....................................................................  2
           Commission ......................................................................  3
           Consolidated Net Tangible Assets ................................................  3
           Corporate Trust Office ..........................................................  3
           corporation .....................................................................  3
           Covenant Defeasance .............................................................  3
           Defaulted Interest ..............................................................  3
           Defeasance ......................................................................  3
           Depositary ......................................................................  3
           Effective Date ..................................................................  3
           Event of Default ................................................................  3
           Exchange Act ....................................................................  3
           Expiration Date .................................................................  3
           GAAP ............................................................................  3
           Global Security .................................................................  4
           Guarantee .......................................................................  4
           Guaranteed Securities ...........................................................  4
           Guarantor .......................................................................  4
           Holder ..........................................................................  4
           Indenture .......................................................................  4
           interest ........................................................................  4
           Interest Payment Date ...........................................................  4
           Investment Company Act ..........................................................  4
           Issuer ..........................................................................  4
           Issuer Request" or "Issuer Order ................................................  4
           Maturity ........................................................................  4
           Notice of Default ...............................................................  5
           Officer .........................................................................  5
           Officers' Certificate ...........................................................  5
           Opinion of Counsel ..............................................................  5
           Original Issue Discount Security ................................................  5
           Outstanding .....................................................................  5
           Paying Agent ....................................................................  6

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                               TABLE OF CONTENTS
                                  (continued)

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
           Person ..........................................................................  6
           PG&E ............................................................................  6
           Place of Payment ................................................................  6
           Plan of Reorganization ..........................................................  6
           Predecessor Security ............................................................  6
           [Principal Property] ............................................................  7
           Redemption Date .................................................................  7
           Redemption Price ................................................................  7
           Regular Record Date .............................................................  7
           Responsible Officer .............................................................  7
           Securities ......................................................................  7
           Securities Act ..................................................................  7
           Security Register ...............................................................  7
           Significant Subsidiary ..........................................................  7
           Special Record Date .............................................................  8
           Stated Maturity .................................................................  8
           Subsidiary ......................................................................  8
           Trust Indenture Act .............................................................  8
           Trustee .........................................................................  8
           U.S. Government Obligation ......................................................  8
           Vice President ..................................................................  8

     SECTION 102     Compliance Certificates and Opinions ..................................  8

     SECTION 103     Form of Documents Delivered to Trustee ................................  9

     SECTION 104     Acts of Holders; Record Dates .........................................  9

     SECTION 105     Notices, Etc., to Trustee and Issuer .................................. 11

     SECTION 106     Notice to Holders; Waiver ............................................. 12

     SECTION 107     Conflict with Trust Indenture Act ..................................... 12

     SECTION 108     Effect of Headings and Table of Contents .............................. 12

     SECTION 109     Successors and Assigns ................................................ 12

     SECTION 110     Separability Clause ................................................... 13

     SECTION 111     Benefits of Indenture ................................................. 13

     SECTION 112     Governing Law ......................................................... 13

     SECTION 113     Legal Holidays ........................................................ 13

ARTICLE II    SECURITY FORMS ............................................................... 13

     SECTION 201     Forms Generally ....................................................... 13

     SECTION 202     Form of Face of Security .............................................. 14

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


                               TABLE OF CONTENTS
                                   (continued)


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
     SECTION 203    Form of Reverse of Security .............................. 16

     SECTION 204    Form of Legend for Global Securities ..................... 18

     SECTION 205    Form of Trustee's Certificate of Authentication .......... 18

ARTICLE III  THE SECURITIES .................................................. 19

     SECTION 301    Amount Unlimited; Issuable in Series ..................... 19

     SECTION 302    Denominations ............................................ 22

     SECTION 303    Execution, Authentication, Delivery and Dating ........... 22

     SECTION 304    Temporary Securities ..................................... 23

     SECTION 305    Registration, Registration of Transfer and Exchange ...... 24

     SECTION 306    Mutilated, Destroyed, Lost and Stolen Securities ......... 25

     SECTION 307    Payment of Interest; Interest Rights Preserved ........... 26

     SECTION 308    Persons Deemed Owners .................................... 27

     SECTION 309    Cancellation ............................................. 27

     SECTION 310    Computation of Interest .................................. 28

ARTICLE IV   SATISFACTION AND DISCHARGE ...................................... 28

     SECTION 401    Satisfaction and Discharge of Indenture .................. 28

     SECTION 402    Application of Trust Money ............................... 29

ARTICLE V    REMEDIES ........................................................ 29

     SECTION 501    Events of Default ........................................ 29

     SECTION 502    Acceleration of Maturity; Rescission and Annulment ....... 31

     SECTION 503    Collection of Indebtedness and Suits for Enforcement by
                    Trustee .................................................. 32

     SECTION 504    Trustee May File Proofs of Claim ......................... 32

     SECTION 505    Trustee May Enforce Claims Without Possession of
                    Securities ............................................... 33

     SECTION 506    Application of Money Collected ........................... 33

     SECTION 507    Limitation on Suits ...................................... 33

     SECTION 508    Unconditional Right of Holders to Receive Principal,
                    Premium and Interest ..................................... 34

     SECTION 509    Restoration of Rights and Remedies ....................... 34

     SECTION 510    Rights and Remedies Cumulative ........................... 34

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                               TABLE OF CONTENTS
                                  (Continued)

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         SECTION 511        Delay or Omission Not Waiver .............................................  35

         SECTION 512        Control by Holders .......................................................  35

         SECTION 513        Waiver of Past Defaults ..................................................  35

         SECTION 514        Undertaking for Costs ....................................................  35

         SECTION 515        Waiver of Usury, Stay or Extension Laws ..................................  36

ARTICLE VI       THE TRUSTEE .........................................................................  36

         SECTION 601        Certain Duties and Responsibilities ......................................  36

         SECTION 602        Notice of Defaults .......................................................  37

         SECTION 603        Certain Rights of Trustee ................................................  38

         SECTION 604        Not Responsible for Recitals or Issuance of Securities ...................  39

         SECTION 605        May Hold Securities ......................................................  39

         SECTION 606        Money Held in Trust ......................................................  39

         SECTION 607        Compensation and Reimbursement ...........................................  39

         SECTION 608        Conflicting Interests ....................................................  40

         SECTION 609        Corporate Trustee Required; Eligibility ..................................  40

         SECTION 610        Resignation and Removal; Appointment of Successor ........................  40

         SECTION 611        Acceptance of Appointment by Successor ...................................  42

         SECTION 612        Merger, Conversion, Consolidation or Succession to Business ..............  43

         SECTION 613        Preferential Collection of Claims Against Issuer .........................  43

         SECTION 614        Appointment of Authenticating Agent ......................................  43

ARTICLE VII      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER ....................................  45

         SECTION 701        Issuer to Furnish Trustee Names and Addresses of Holders .................  45

         SECTION 702        Preservation of Information; Communications to Holders ...................  45

         SECTION 703        Reports by Trustee .......................................................  45

         SECTION 704        Reports by Issuer ........................................................  46

ARTICLE VIII     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR
                 LEASE ...............................................................................  46

         SECTION 801        Issuer May Consolidate, Etc., Only on Certain Terms ......................  46

         SECTION 802        Successor Substituted ....................................................  47

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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE IX    SUPPLEMENTAL INDENTURES .........................................  47

     SECTION 901    Supplemental Indentures Without Consent of Holders ........  47

     SECTION 902    Supplemental Indentures With Consent of Holders; Waiver ...  49

     SECTION 903    Execution of Supplemental Indentures ......................  50

     SECTION 904    Effect of Supplemental Indentures .........................  50

     SECTION 905    Conformity with Trust Indenture Act .......................  50

     SECTION 906    Reference in Securities to Supplemental Indentures ........  50

     SECTION 907    Modification Without Supplemental Indenture ...............  51

ARTICLE X     COVENANTS .......................................................  51

     SECTION 1001   Payment of Principal, Premium and Interest ................  51

     SECTION 1002   Maintenance of Office or Agency ...........................  51

     SECTION 1003   Money for Securities Payments to Be Held in Trust .........  52

     SECTION 1004   Statement by Officers as to Default .......................  53

     SECTION 1005   Existence .................................................  53

     SECTION 1006   Limitation on Liens .......................................  53

     SECTION 1007   Additional Issuer .........................................  55

     SECTION 1008   Guarantees ................................................  56

ARTICLE XI    REDEMPTION OF SECURITIES ........................................  56

     SECTION 1101   Applicability of Article ..................................  56

     SECTION 1102   Election to Redeem; Notice to Trustee .....................  56

     SECTION 1103   Selection by Trustee of Securities to Be Redeemed .........  56

     SECTION 1104   Notice of Redemption ......................................  57

     SECTION 1105   Deposit of Redemption Price ...............................  58

     SECTION 1106   Securities Payable on Redemption Date .....................  58

     SECTION 1107   Securities Redeemed in Part ...............................  58

ARTICLE XII   SINKING FUNDS ...................................................  59

     SECTION 1201   Applicability of Article ..................................  59

     SECTION 1202   Satisfaction of Sinking Fund Payments with Securities .....  59

     SECTION 1203   Redemption of Securities for Sinking Fund .................  59

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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE XIII  DEFEASANCE AND COVENANT DEFEASANCE .............................  60

     SECTION 1301    Issuer's Option to Effect Defeasance or Covenant
                     Defeasance ..............................................  60

     SECTION 1302    Defeasance and Discharge ................................  60

     SECTION 1303    Covenant Defeasance .....................................  61

     SECTION 1304    Conditions to Defeasance or Covenant Defeasance .........  61

     SECTION 1305    Deposited Money and U.S. Government Obligations to Be
                     Held in Trust; Miscellaneous Provisions .................  63

     SECTION 1306    Reinstatement ...........................................  64


TESTIMONIUM ..................................................................

SIGNATURES ...................................................................

ACKNOWLEDGMENTS ..............................................................

     INDENTURE, dated as of           , 2002, between Electric Generation LLC, a
                            ----------
limited liability company duly organized and existing under the laws of the State of California (herein called the "Issuer"), having its principal office at 77 Beale Street, San Francisco, California 94120, San Francisco, California, and U.S. Bank, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

     Now, Therefore, this indenture witnesseth:

     For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, the Issuer and the Trustee agree as follows for the benefit of each other and for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article;

          (2) reference to the singular shall include the plural and vice versa;

          (3) reference to any gender shall include all other genders;

          (4) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

          (6) any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

          (7) "or" is not exclusive;

          (8) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (9) "include," "includes" and "including" shall mean including without limiting the generality of any description preceding that term.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Bankruptcy Court" means the United States Bankruptcy Court for the Northern District of California having jurisdiction over the case under chapter 11 of title 11 of the United States Code, as amended from time to time, or any successor legislation as applicable, commenced by PG&E on April 6, 2001 [and, to the extent of any reference under section 157 of title 28 of the United States Code, the unit of such District Court under section 151 of title 128 of the United States Code.]

     "Board" means the board of control or other governing body of the Issuer or any Guarantor, as the case may be.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or Guarantor, as the case may be, to have been duly adopted by the Board and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions located in that Place of Payment or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Consolidated Net Tangible Assets" with respect to a Person means, as of the date of determination thereof, the total amount of all of such Person's assets, determined on a consolidated basis in accordance with GAAP as of such date, less the sum of (a) such Person's consolidated current liabilities determined in accordance with GAAP, and (b) such Person's assets properly classified as intangible assets in accordance with GAAP.

     "Corporate Trust Office" means the office of the Trustee at which any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at One California St., Suite 2550, San Francisco, California.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "Covenant Defeasance" has the meaning specified in Section 1303.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Defeasance" has the meaning specified in Section 1302.

     "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

     "Effective Date" has the meaning set forth in the Plan of Reorganization.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 104.

     "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the statements and pronouncements of the Financial Accounting Standards Board and such other statements by such other entities (including the Commission) as have been accepted by a significant segment of the accounting profession, which are applicable at the date of this Indenture.

     "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

     "Guarantee" means an unconditional guarantee by the Guarantor of the payment of the principal of or any premium or interest on Guaranteed Securities, as more fully set forth in the form of Guarantee attached hereto as Exhibit B.

     "Guaranteed Securities" means a series of Securities made subject to a Guarantee (as provided for in Section 1008) pursuant to Section 301.

     "Guarantor" means                         .
                       ------------------------

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of any particular series of Securities established as contemplated by Section 301.

     "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Issuer" means Electric Generation LLC named as the "Issuer" in the first paragraph of this instrument and any other Person who becomes a joint and several obligor with Electric Generation LLC by executing a supplemental indenture in accordance with Section 1007. Any Person succeeding to any Issuer pursuant to the applicable provisions of this Indenture shall be regarded as an "Issuer" hereunder, and thereafter "Issuer" shall mean such successor Person.

     "Issuer Request" or "Issuer Order" means a written request or order delivered to the Trustee and signed in the name of the Issuer by the Chairman of the Board or the President, the Chief Executive Officer, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer or any other officer duly authorized by Board Resolution to act with respect to matters relating to this Indenture.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 501(4) or 501(5).

     "Officer" means the Chairman of the Board or the President, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Issuer.

     "Officers' Certificate" means a certificate delivered to the Trustee and signed by the Chairman of the Board or the President, the Chief Executive Officer, a Vice President, the Chief Financial Officer or the Treasurer of the Issuer or any Guarantor, as the case may be, and by an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer or any Guarantor, as the case may be, or any other officer duly authorized by Board Resolution to act with respect to matters relating to this Indenture. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Issuer or any Guarantor, as the case may be.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Trustee.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3) Securities as to which Defeasance has been effected pursuant to
     Section 1302; and

          (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in clause (A) or (B) above, of the amount determined as provided in such clause), and (D) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor. Except as set forth above, a Security does not cease to be Outstanding because an Affiliate of the Issuer holds such Security.

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of or any premium or interest on any Securities on behalf of the Issuer.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PG&E" means Pacific Gas and Electric Company, a California corporation.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by
Section 301.

     "Plan of Reorganization" means the Plan of Reorganization under Chapter 11 of the Bankruptcy Code for PG&E dated April 19, 2002, including, without limitation, the Plan Supplement and all exhibits, supplements, appendices and schedules thereto, either in the form filed or as the same may be altered, amended or modified from time to time.

     "Plan Supplement" means the documents, schedules and other instruments to be filed with the Bankruptcy Court in accordance with Section 11.18 of the Plan of Reorganization.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     ["Principal Property" means the electric distribution facilities of the Issuer and its Significant Subsidiaries located in the United States, except such property that in the good faith opinion of the Board or management of the Issuer is not of material importance to the respective business conducted by the Issuer and its consolidated Subsidiaries taken as a whole.]

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer," when used with respect to the Trustee, means any vice president or assistant vice president, trust officer or any other officer of the Trustee in the department in the Corporate Trust Office of the Trustee (or any successor division or department) responsible for the administration of this Indenture, and any other officer of the Trustee to whom a matter arising hereunder may be referred. To the extent permitted by law, the term "responsible officer" as used in the Trust Indenture Act with respect to an indenture trustee shall mean Responsible Officer as defined in this Indenture.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Significant Subsidiary" means a Subsidiary which meets any of the following conditions:

          (a) The Issuer's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10% of the total assets of the Issuer and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

          (b) The Issuer's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10% of the total assets of the Issuer and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

          (c) The Issuer's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items, and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10% of such income of the Issuer and its Subsidiaries consolidated for the most recently completed fiscal year.

and any such other Subsidiaries as may be designated by the Issuer in accordance with Section 301.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more Subsidiaries, or by the Issuer and one or more Subsidiaries or (ii) any other Person (other than a corporation) of which the Issuer and/or one or more Subsidiaries has at least a majority ownership and power to direct the policies, management and affairs. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "U.S. Government Obligation" has the meaning specified in Section 1304.

     "Vice President," when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102 Compliance Certificates and Opinions.

     Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104 Acts of Holders; Record Dates.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee at its Corporate Trust Office and addressed to the attention of the Corporate Trust Department and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
601) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512,
in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105 Notices, Etc., to Trustee and Issuer.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

          (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer.

SECTION 106 Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     The Issuer in issuing the Securities may use "CUSIP" numbers, and if so, the Trustee shall use such numbers in notices of redemption or other related material as a convenience to Holders; provided that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 107 Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109 Successors and Assigns.

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 110 Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112 Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of California without regard to the principles of conflicts of laws thereunder.

SECTION 113 Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 201 Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution, or established in an Officer's Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of the Commission, any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by
Section 303 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202 Form of Face of Security.

     Unless otherwise established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, the face of each Security shall be in substantially the following form:

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder or by the Commission or by any of its rules and regulations.]

                             -----------------------

                       -----------------------------------

No.                                                                   $
    ----                                                               ---------

     Electric Generation LLC, a limited liability company duly organized and existing under the laws of the State of California [if applicable, insert - and
         , a           duly organized and existing under the laws of the State
---------    ---------
of           ] (herein called the "Issuer[s]," which term includes any successor
   ----------
Person[s] under the Indenture hereinafter referred to), for value received, hereby promise[s] [if applicable, insert- ,on a joint and several basis,] to pay
to                          or registered assigns, the principal sum of
   ------------------------
                                            Dollars on
-------------------------------------------
                                 [if the Security is to bear interest prior to
--------------------------------
Maturity, insert -, and to pay interest thereon from                 or from the
                                                     ---------------
most recent Interest Payment Date to which interest has been paid or duly
provided for, [semi-annually] on             and             in each year,
                                 -----------     -----------
commencing            , at the rate of    % per annum, until the principal
           -----------                 ---
hereof is paid or made available for rate payment [if applicable, insert -, provided that any principal and premium, and any such installment of interest,
which is overdue shall bear interest at the rate of    % per annum (to the
                                                    ---

extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business
on the Regular Record Date for such interest, which shall be the          or
                                                                 --------
         (whether or not a Business Day), as the case may be, next preceding
--------
such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall
bear interest at the rate of     % per annum (to the extent that the payment of
                             ----
such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.]

     Payment of the principal of (and premium, if any) and [if applicable, insert - any such] interest on this Security will be made at the office or
agency of the Issuer[s] maintained for that purpose in           , in such coin
                                                       ----------
or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -; provided, however, that at the option of the Issuer[s] payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register]; [if applicable, insert - provided that payment by wire transfer of immediately available funds will be required with respect to the principal of and interest, and premium, on [all Securities that are Global Securities and] all [other] Securities the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent if such Holders shall be registered Holders of at least $[10,000,000] in principal amount of Securities.] Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Issuer[s] [has][have] caused this instrument to be duly executed.

Dated:

                                        ELECTRIC GENERATION LLC


                                        By.
                                           -------------------------------------


                                        By.
                                           -------------------------------------

                                        [if applicable, add signature lines for any additional Issuer]

SECTION 203 Form of Reverse of Security.

     Unless otherwise established by or pursuant to a Board Resolution, or established in an Officer's Certificate or in one or more indentures supplemental hereto, the reverse side of each Security shall be in substantially the following form:

     This Security is one of a duly authorized issue of securities of the Issuer[s] (herein called the "Securities"), issued and to be issued in one or
more series under an Indenture, dated as of           (herein called the
                                            ---------
"Indenture," which term shall have the meaning assigned to it in such
instrument), between the Issuer[s] and ,            as Trustee (herein called
                                         ----------
the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer[s], the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable,
insert -, limited in aggregate principal amount to $         ].
                                                    ---------

     [Insert any applicable redemption terms.]

     [If the Security is subject to redemption of any kind, insert - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

     [If the Security is not an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the [Issuer's] [Issuers'] obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer[s] and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer[s] and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer[s] with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer[s], which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer[s] in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer[s] and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without
coupons in denominations of $       and any integral multiple thereof. As
                             ------
provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer[s] may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Issuer[s], the Trustee and any agent of the Issuer[s] or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer[s], the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204 Form of Legend for Global Securities.

     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SECTION 205 Form of Trustee's Certificate of Authentication.

     Unless otherwise established by or pursuant to a Board Resolution, or established in an Officer's Certificate or in one or more indentures supplemental hereto, the Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                                               ,
                                                -------------------------------
                                                           As Trustee


                                                By                             ,
                                                  -----------------------------
                                                       Authorized Signatory

                                  ARTICLE III

                                 THE SECURITIES

SECTION 301 Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, established, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of such series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person or Persons to whom any interest on a Security of such series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of any Securities of such series is payable (which, if so provided in or pursuant to such Board Resolution or supplemental indenture, may be determined by the Issuer from time to time and set forth in the Securities of such series issued from time to time);

          (5) the rate or rates (or method of determination thereof) at which any Securities of such series shall bear interest, if any, the date or dates from which any such interest shall accrue (or method of determination thereof), the Interest Payment Dates on which any such interest shall be payable (or method of determination thereof) and the Regular Record Date (which, in either case or both, if so provided in or pursuant to such Board Resolution or supplemental indenture, may be determined by the Issuer from time to time and set forth in the Securities of such series issued from time to time) for any such interest payable on any Interest Payment Date and the basis of computation of interest if other than as provided in
     Section 310, and the right, if any, to extend or defer the interest payment periods and the duration of any such extension or duration;

          (6) the place or places, if any, in addition to or in the place of the Corporate Trust Office, where the principal of and any premium and interest, if any, on any

     Securities of such series shall be payable and where such Securities may be registered or transferred;

          (7) if such Securities are redeemable at the option of the Issuer, the period or periods within which, the date or dates on which, the price or prices at which and the terms and conditions upon which any Securities of such series may be redeemed, in whole or in part, and, if other than by a Board Resolution, the manner in which any election by the Issuer to redeem such Securities shall be evidenced;

          (8) the obligation, if any, of the Issuer to redeem or purchase or repay any Securities of such series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which any Securities of such series shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation and applicable exceptions to the requirements of Section 1103 in the case of mandatory redemption or redemption or repayment at the option of the Holder;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of such series shall be issuable;

          (10) if the amount of principal of or any premium or interest, if any, on any Securities of such series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

          (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest, if any, on any Securities of such series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

          (12) if the principal of or any premium or interest on any Securities of such series is to be payable, at the election of the Issuer or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

          (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (14) if the principal amount payable at the Stated Maturity of any Securities of such series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (15) if applicable, that the Securities of such series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Issuer to defease such Securities shall be evidenced;

          (16) if the Securities are to be issued in global form or if the Securities are to be issued in physical, certificated form, or a combination of both, and if the Securities of such series are to be issued in global form, (i) the Depositary for such Global Securities, (ii) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, including in addition to or in lieu of the conditions or limitations set forth in clause (2) of the last paragraph of Section 305, any circumstances in which Global Securities may be exchanged or transferred, in whole or in part, for Securities registered in the name or names of Persons other than the Depositary for such Global Securities,
     (iii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form,
     (iv) the form of any legend or legends which shall be borne by any such Global Securities in addition to or in lieu of that set forth in Section 204, and (v) any other matters incidental to such Securities;

          (17) any addition to or change in the Events of Default specified in
     Section 501 which applies to any Securities of such series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

          (18) any additional covenants or change in the covenants set forth in Article Ten to be applicable to Securities of such series;

          (19) the terms, if any, pursuant to which the Securities of such series may be converted into or exchanged for interests in, or shares of capital stock or other securities of, the Issuer or any other Person;

          (20) if Securities of such series are to be sold through a private placement, provisions relating to any exchange offer with respect to the form, issuance, authentication and delivery of Securities in exchange for such privately placed Securities;

          (21) any variation in the definition of Business Day, with respect to Securities of such series;

          (22) whether any Subsidiaries are designated as Significant Subsidiaries;

          (23) if the Securities of such series are to be Guaranteed Securities; and

          (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(5)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution or an Officers' Certificate pursuant to the Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order for the authentication and delivery of the series.

SECTION 302 Denominations.

     The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303 Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Issuer by any two of the following: the Chairman of the Board or the President, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Issuer. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture; and

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304 Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the

Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305 Registration, Registration of Transfer and Exchange.

     The Issuer hereby appoints the Trustee as registrar for the purpose of registering Securities and transfers of Securities as herein provided (herein referred to as the "Security Registrar"). The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities.

     Upon surrender for registration of transfer of any Security of a series at the office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Issuer shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by
     Section 301.

          (3) Subject to clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of the beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depositary for such Global Security (or its agent), and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book entry.

SECTION 306 Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307 Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or approved for quotation, and upon such notice as may be required by such exchange or quotation system.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308 Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

SECTION 309 Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee's standard procedures unless directed otherwise by an Issuer Order.

SECTION 310 Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 401 Satisfaction and Discharge of Indenture.

     This Indenture shall upon Issuer Request cease to be of further effect (except as to certain rights and obligations set forth in the last paragraph of this Section 401), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

          and the Issuer, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (a) money or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will

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

          provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination of money and U.S. Government Obligations, in each case sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the following rights and obligations shall survive: (i) the obligations of the Issuer to the Trustee under Section 607(3), (ii) if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Issuer under Section 1001 and the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, and (iii) any rights of registration of transfer, exchange or replacement of Securities provided in Article Three.

SECTION 402 Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent hereunder) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    REMEDIES

SECTION 501 Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) a default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

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

          (2) a default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

          (3) a default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) a default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in the performance of which or a breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of not less than 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Issuer for money borrowed that has resulted in such indebtedness in a principal amount in excess of $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration has not been rescinded or annulled within a period of 30 days after written notice of such event of default has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of not less than 25% in principal amount of the Outstanding Securities of that series specifying: (A) that an event of default under such mortgage, indenture or other instrument has occurred, (B) requiring the Issuer to cause such acceleration to be rescinded or annulled, and (C) stating that such notice is a "Notice of Default" hereunder; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (7) the commencement by the Issuer of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy,

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

     insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or an admission in writing by the Issuer of its inability to pay its debts generally as they become due; or

          (8) any Guarantee of the Guarantor pursuant to this Indenture ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or the Guarantor fails to comply with its obligations under such Guarantee and such failure continues for 45 days after the notice required by such Guarantee is given to the Guarantor; or

          (9) any other Event of Default provided with respect to Securities of that series.

SECTION 502 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof as contemplated by Section 301), and any interest accrued thereon, to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), and any interest accrued thereon, shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

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

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503 Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Issuer covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504 Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Issuer (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee

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

and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505 Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506 Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 607;

     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

     THIRD: The balance, if any, to the Issuer or any other Person or Persons lawfully entitled thereto.

SECTION 507 Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

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

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508 Unconditional Right of Holders to Receive Principal, Premium and
            Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509 Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein

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

conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512 Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Holders of Securities of such series, or would involve the Trustee in personal liability or expense for which the Trustee has not received indemnity satisfactory to it.

SECTION 513 Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court in its

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

discretion may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, in any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or in any suit instituted by any Holder for the enforcement of the payment of the principal of and any premium and interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515 Waiver of Usury, Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 601 Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default with respect to the Securities of any series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

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

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or its own bad faith, except that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless the Trustee was negligent in ascertaining the pertinent facts;

          (3) no provision of this Indenture shall require the Trustee to spend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability satisfactory to the Trustee has not reasonably been assured to it; and

          (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of, or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

SECTION 602 Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder, with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, executive committee or a trust committee of directors or a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; provided, further, that, in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     The Trustee shall not be deemed to have knowledge of any default specified in Section 501(4), 501(5), 501(6), 501(7), 501(8) or 501(9) hereunder unless and until a Responsible

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

Officer shall have actual knowledge thereof, or shall have received written notice thereof at its Corporate Trust Office. In the absence of such actual knowledge or notice, the Trustee may conclusively assume that no such default has occurred and is continuing under this Indenture. Except as otherwise expressly provided herein, the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or of any of the documents executed in connection with Securities issued hereunder, or as to the existence of a default or Event of Default hereunder.

SECTION 603 Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the Board shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon prior reasonable notice to examine, during normal business hours, the books, records and premises of the Issuer, personally or by agent or attorney, provided that prior to such examination the Trustee shall agree in writing to be bound by such reasonable confidentiality obligations as the Issuer shall require; and

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

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Issuer are true, accurate and complete, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

SECTION 605 May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606 Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

SECTION 607 Compensation and Reimbursement.

     The Issuer agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnity shall survive the termination of this Indenture and the resignation or removal of the Trustee.

     To secure the Issuer's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust under
Section 402 or Section 1305 (except as otherwise provided in Section 402 and
Section 1305). Such lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(6) or 501(7), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for its services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

SECTION 608 Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 609 Corporate Trustee Required; Eligibility.

     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of any series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000. If any such Person or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign promptly in the manner and with the effect hereinafter specified in this Article.

SECTION 610 Resignation and Removal; Appointment of Successor.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee and the Issuer within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction, at the expense of the Issuer, for the appointment of a successor Trustee with respect to the Securities of such series.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer.

     If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
611. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer, or if any successor Trustee does not accept appointment in the manner required by Section 611, in each case within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or, subject to Section 514, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611 Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, at the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

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

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613 Preferential Collection of Claims Against Issuer.

     If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to and shall take all actions necessary to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor).

SECTION 614 Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                                               ,
                                             ----------------------------------
                                                         As Trustee


                                             By                                ,
                                               --------------------------------
                                                   As Authenticating Agent


                                             By                                ,
                                               --------------------------------
                                                     Authorized Officer

                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

SECTION 701 Issuer to Furnish Trustee Names and Addresses of Holders.

     The Issuer will furnish or cause to be furnished to the Trustee:

          (1) semi-annually, not later than           1 and           1 in each
                                            ---------       ---------
     year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the
     preceding            15 or            15, as the case may be, and
               ----------       ----------

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702 Preservation of Information; Communications to Holders.

     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703 Reports by Trustee.

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     Reports so required to be transmitted at stated intervals of not more than
12 months shall be transmitted no later than            in each calendar year,
                                             ----------
commencing in            .
              -----------

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704 Reports by Issuer.

     The Issuer and any Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

     Delivery of such information, documents and reports to the Trustee is for informational purposes only and the Trustee's receipt of such information, documents and reports shall not constitute notice of any information contained therein, including the Issuer's or any Guarantor's compliance with any of its covenants contained hereunder.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801 Issuer May Consolidate, Etc., Only on Certain Terms.

     The Issuer shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or any Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this

     Indenture, the Issuer or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Notwithstanding the foregoing, the Issuer may merge or consolidate with or transfer substantially all of its assets to an Affiliate that has no significant assets or liabilities and was formed solely for the purpose of changing the jurisdiction of organization of the Issuer or the form of organization of the Issuer or for the purpose of forming a holding company; provided that the amount of indebtedness of the Issuer is not increased thereby; and provided, further that the successor assumes all obligations of the Issuer under this Indenture.

SECTION 802 Successor Substituted.

     Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 901 Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Issuer, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, or amend or supplement the Securities and any Guarantee for any of the following purposes:

          (1) to evidence the succession of another Person to the Issuer or to the Guarantor and the assumption by any such successor of the covenants of the Issuer herein and in the Securities; or

          (2) to add to the covenants of the Issuer or to the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor modify the rights of the Holder of any such Security with respect to such provision or
     (B) shall become effective only when all Securities described in clause (A) are no longer Outstanding; or

          (6) to secure the Securities or to add guarantees or co-obligors with respect to the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (9) to cure any ambiguity, to correct or supplement any provision herein or in a Guarantee which may be defective or inconsistent with any other provision herein or in a Guarantee, or to make any other provisions with respect to matters or questions arising under this Indenture or a Guarantee, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (10) to otherwise comply with the terms of the Plan of Reorganization, including the issuance of Securities required under the Plan of Reorganization, in which case the provisions of Section 1006 shall not be applicable to the issuance of such Securities; or

          (11) to comply with any requirements of the Commission to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (12) to make any change that does not adversely affect the rights of any Holders, subject to the provisions of this Indenture.

SECTION 902 Supplemental Indentures With Consent of Holders; Waiver.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture voting as a single class, by Act of said Holders delivered to the Issuer and the Trustee (including consents obtained in connection with a tender offer or exchange for Securities), the Issuer, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or amend or supplement the Securities and any Guarantee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or any Guarantee or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture, the Securities or any Guarantee, and, subject to Section 106, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected, voting as a single class, by Act of said Holders delivered to the Issuer and the Trustee, may waive compliance in a particular instance by the Issuer with any provision of this Indenture or the Securities, or any Guarantee, as the case may be, for the benefit of the Holders of such series; provided, however, that no such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

          (3) discharge or terminate any Guarantee in a manner other than provided in such Guarantee, or

          (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the

     Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903 Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate, each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Upon receipt of an Officers' Certificate and an Opinion of Counsel in accordance with this Indenture, the Trustee shall execute and deliver to the Issuer any such supplemental indenture; provided, however, that the Trustee shall not be required to enter into any supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture.

SECTION 904 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906 Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

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SECTION 907 Modification Without Supplemental Indenture.

     To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officers' Certificate as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officers' Certificate and complying with the requirements of Section 105, as the case may be, delivered to, and accepted by, the Trustee in writing; provided, however, that such supplemental Board Resolution or Officers' Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the written acceptance thereof by the Trustee, any such supplemental Board Resolution or Officers' Certificate shall be deemed to be effective and constitute part of this Indenture and a supplemental indenture.

                                    ARTICLE X

                                    COVENANTS

SECTION 1001 Payment of Principal, Premium and Interest.

     The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002 Maintenance of Office or Agency.

     The Issuer will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

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SECTION 1003 Money for Securities Payments to Be Held in Trust.

     If the Issuer shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

     Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee in writing of its action or failure so to act.

     The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan in the City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

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SECTION 1004 Statement by Officers as to Default.

     The Issuer and any Guarantor will deliver to the Trustee, within 120 days after the end of their respective fiscal years ending after the date hereof, an Officers' Certificate (which need not comply with Section 102), stating whether or not to the best knowledge of the signers thereof the Issuer or any Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer or any Guarantor shall be in default, the Issuer or such Guarantor, as the case may be, shall specify all such defaults and the nature and status thereof of which it may have knowledge.

SECTION 1005 Existence.

     Subject to Article Eight, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006 Limitation on Liens.

     (a) The Issuer will not, nor will it permit any Significant Subsidiary, to create, assume or guarantee any indebtedness for money borrowed (hereinafter in this Section 1006 referred to as "Debt"), if such Debt is secured by a mortgage, pledge, security interest or lien upon any [Principal Property] of the Issuer or any Significant Subsidiary or upon any shares of stock or other equity interest of any Significant Subsidiary (whether such Principal Property, shares of stock or equity interest is now owned or hereafter acquired), without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of such Debt, that the Securities (together with, if the Issuer shall so determine, any other indebtedness of or guarantee by the Issuer or such Significant Subsidiary ranking equally with the Securities then outstanding and existing or thereafter created) shall be secured equally and ratably with such Debt; provided, however, that the foregoing restriction shall not apply to:

          (i) mortgages, pledges, liens, charges, security interests or encumbrances (collectively, "Liens") on the assets of the Issuer or any Significant Subsidiary in existence on the Effective Date of the Plan of Reorganization and, to the extent the Issuer or any Significant Subsidiary consolidates with, or merges into, another entity, Liens on the assets of such entity in existence on the date of such consolidation or merger and securing debt of such entity, provided that such debt and Liens were not created or incurred in anticipation of such consolidation or merger;

          (ii) Liens constituting purchase money Liens upon property hereafter acquired by the Issuer or any Significant Subsidiary, or Liens of any kind existing on any property or any shares of stock at the time of the acquisition thereof (including Liens which exist on any property or any shares of stock of a Person which is consolidated with or merged with or into the Issuer or any Significant Subsidiary or which transfers or leases all or substantially all of its properties to

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

the Issuer or any Significant Subsidiary), or conditional sales agreements or other title retention agreements and leases in the nature of title retention agreements with respect to any property hereafter acquired; provided, however, that no such Lien shall extend to or cover any other property of the Issuer or any Significant Subsidiary;

          (iii) Liens of any kind upon any property acquired, constructed, developed or improved by the Issuer or any Significant Subsidiary (whether alone or in association with others) after the date of the execution of this Indenture which are created prior to, at the time of, or within 18 months after such acquisition (or in the case of property constructed, developed or improved, after the completion of such construction, development or improvement and commencement of full commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price or cost thereof; provided that in the case of such construction, development or improvement the Liens shall not apply to any property theretofore owned by the Issuer or any Significant Subsidiary other than theretofore unimproved real property;

          (iv) Liens incurred in connection with sale-leaseback transactions by the Issuer or any Significant Subsidiary;

          (v) Liens in favor of the United States, any foreign country or any department, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or part of the purchase price or the cost of constructing or improving the property subject to such mortgage;

          (vi) Liens relating to Debt incurred in connection with governmental obligations the interest on which is not included in gross income for federal income tax purposes pursuant to Section 103 of the Internal Revenue Code of 1986, as amended (or any successor provision of law) for the purposes of financing, in whole or in part, costs of acquisition or construction of property to be used by the Issuer or any Significant Subsidiary, to the extent that the Lien which secures such Debt is required either by applicable law or by the issuer of such governmental obligations or is otherwise necessary in order to establish or maintain such exclusion from gross income;

          (vii) (A) pledges or deposits by the Issuer or any Significant Subsidiary under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of debt of the Issuer or any Significant Subsidiary) or leases to which the Issuer or any Significant Subsidiary is a party, or deposits to secure public or statutory obligations of the Issuer or any Significant Subsidiary or deposits of cash or U.S. Government bonds to secure surety or appeal bonds to which the Issuer or any Significant Subsidiary is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (B) Liens imposed by law or other Liens arising out of judgments or awards against the Issuer or any Significant Subsidiary with respect to which the Issuer or any Significant Subsidiary shall then be prosecuting an appeal or other proceeding for review (and as to which any foreclosure or other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (C) Liens for property taxes not yet subject to penalties for nonpayment or which are being contested in good faith and by appropriate

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

proceedings (and as to which foreclosure or other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (D) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for rights of way and other similar purposes, or zoning or other restrictions to which the Issuer or any Significant Subsidiary may be subject, as to the use of real properties or minor irregularities in title thereto, which do not, in the opinion of the Issuer, materially impair the use of such property in the operation of the business of the Issuer or any Significant Subsidiary or the value of such property for the purpose of such business; (E) Liens incidental to the conduct of the business of the Issuer or any Significant Subsidiary or to the ownership of the Issuer's or such Significant Subsidiary's properties which were not incurred in connection with debt or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair the Issuer's or such Significant Subsidiary's use in the operation of the business;

          (viii) Liens in favor of the Issuer, one of more Significant Subsidiaries of the Issuer, one or more wholly-owned Subsidiaries of the Issuer or any of the foregoing combination;

          (ix) the replacement, extension or renewal (or successive replacements, extensions or renewals), as a whole or in part, of any Lien, or of any agreement, referred to above in clauses (i) through (viii) inclusive, or the replacement, extension or renewal (not exceeding the principal amount of indebtedness secured thereby together with any premium, interest, fee or expense payable in connection with any such replacement, extension or renewal) of the indebtedness secured thereby; provided that such replacement, extension or renewal is limited to all or a part of the same property that secured the Lien replaced, extended or renewed (plus improvements thereon or additions or accessions thereto).

     Notwithstanding the above, the Issuer may, without securing the Securities, create, assume or guarantee, or in the case of the Issuer, permit any Significant Subsidiary of the Issuer to create, assume or guarantee, secured Debt which would otherwise be subject to the foregoing restrictions, in an aggregate amount which, together with all other such secured Debt then outstanding at such time does not exceed 10% of the Consolidated Net Tangible Assets of the Issuer.

SECTION 1007 Additional Issuer.

     Any Person may become an Issuer hereunder, jointly and severally with Electric Generation LLC, upon execution and delivery to the Trustee of a supplemental indenture substantially in the form of Exhibit A hereto. Upon execution and delivery of such supplemental indenture, such Person shall become an Issuer hereunder with the following effect:

     (1) All references herein to the Issuer shall also include such Person; and

     (2) Such Person shall observe and perform the covenants and agreements contained herein without regard to the performance and satisfaction by Electric Generation LLC of the covenants and agreements contained herein, except that the payment of any amount due on any Security or other amount hereunder shall be satisfied if made by any Issuer.

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SECTION 1008 Guarantees.

     If the Issuer shall determine, as provided in Section 301, that a series of Securities shall be Guaranteed Securities, the Issuer shall cause the Guarantor to execute and deliver a Guarantee with respect to such series of Securities in the form set forth in Exhibit B hereto.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 1101 Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

SECTION 1102 Election to Redeem; Notice to Trustee.

     The election of the Issuer to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Issuer of less than all the Securities of any series (including any such redemption affecting only a single Security), the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, the Redemption Price and, if applicable, of the tenor of the Securities to be redeemed (i.e., Securities of a series having the same issue
                           ----
date, interest rate or interest rate formula, Stated Maturity or other terms). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103 Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series of a specified tenor (i.e., Securities of a
                                                        ----
series having the same issue date, interest rate or interest rate formula, Stated Maturity or other terms) are to be redeemed or unless such redemption affects only a single Security) or if less than all the Securities of such series of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

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     The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104 Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the title of the Securities being redeemed (including any CUSIP number as provided pursuant to the last paragraph of Section 106),

          (2) the Redemption Date,

          (3) the Redemption Price,

          (4) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (6) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

          (7) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, upon Issuer Request, by the Trustee in the name and at the expense of the

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

Issuer. Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any redemption of Securities at the election of the Issuer, unless, upon the giving of notice of such redemption, defeasance shall have been effected with respect to such Securities pursuant to Sections 1302 and 1303, such notice may state that such redemption shall be conditional upon receipt by the Trustee or the Paying Agent(s) for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium and interest on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Issuer shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent(s) for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

SECTION 1105 Deposit of Redemption Price.

     No later than 10 a.m. on any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106 Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107 Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the

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Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 1201 Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 1202 Satisfaction of Sinking Fund Payments with Securities.

     The Issuer (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) or (2) may apply as a credit Securities of such series which have been redeemed either at the election of the Issuer or the Holder pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments, pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203 Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered not less than 45 days prior to the Redemption Date. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the

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

manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107; provided, however, that the Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series or an Event of Default with respect to the Securities of that series, except that where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such default or Event of Default shall have been waived as provided in Section 513 or the default or Event of Default cured on or before the 30th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 1203 to the redemption of such Securities.

                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301 Issuer's Option to Effect Defeasance or Covenant Defeasance.

     The Issuer may elect, at its option at any time, to have Section 1302 or
Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such
Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1302 Defeasance and Discharge.

     Upon the Issuer's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in

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respect of the principal of and any premium and interest, if any, on such
Securities when payments are due, (2) the Issuer's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Issuer may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

SECTION 1303 Covenant Defeasance.

     Upon the Issuer's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Issuer shall be released from its obligations under Section 801(3), Section 1006, and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(3), 501(4) (with respect to any of Section 801(3), Section 1006, and any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)), 501(5), 501(6), 501(7), 501(8) and 501(9) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304 Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to the application of Section 1302 or
Section 1303 to any Outstanding Securities or any series of Securities, as the case may be:

          (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination of money and U.S. Government Obligations, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities or Redemption Dates, as the case may be, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the

     United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          If the Issuer shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series to and including a Redemption Date on which all of the Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Issuer Request that the Trustee give notice of such redemption in the name and at the expense of the Issuer not less than 30 nor more than 60 days prior to such Redemption Date in accordance with this Indenture.

          (2) In the event of an election to have Section 1302 apply to any Outstanding Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Issuer shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and
     (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Issuer is a party or by which it is bound.

          (8) Unless the trust arising from such deposit shall be registered under the Investment Company Act or exempt from registration thereunder, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that such Defeasance or Covenant Defeasance shall not result in such trust constituting an investment company within the meaning of the Investment Company Act.

          (9) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1305 Deposited Money and U.S. Government Obligations to Be Held in
             Trust; Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1306 Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Issuer has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Issuer makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                   ----------

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                               Electric Generation LLC


                                               By
                                                  ------------------------------


                                               U.S. BANK, N.A., as Trustee


                                               By
                                                  ------------------------------

                                    EXHIBIT A
                         FORM OF SUPPLEMENTAL INDENTURE
                            FOR ADDITION OF CO-ISSUER

________________________________________________________________________________


                              [ISSUER], as Issuer,

                            [CO-ISSUER], as Co-Issuer

                                       and

                              [TRUSTEE], as Trustee

                                 _______________


                        [_______] SUPPLEMENTAL INDENTURE

                          Dated as of __________, 20__


                                 _______________



                SUPPLEMENT TO INDENTURE DATED AS OF_______ , 2002

________________________________________________________________________________

         [______] SUPPLEMENTAL INDENTURE, dated as of ____________, 20__ (this "______ Supplemental Indenture") by and between [ISSUER], a California limited liability company (herein called the "Original Issuer"), [CO-ISSUER], a ____________ (herein called the "Co-Issuer"), and [TRUSTEE], a [national bank association] [state banking corporation], as Trustee (herein called the "Trustee") under the Indenture (as hereinafter defined). Capitalized terms used herein but not defined have the meaning set forth in the Original Indenture (as hereinafter defined).

                                    RECITALS

         The Original Issuer and the Trustee are parties to that certain Indenture dated as of _____________, 2002 (the "Original Indenture," and together with all indentures supplemental thereto, the "Indenture") providing for the issuance by the Original Issuer of Securities from time to time.

         Section 1007 of the Original Indenture provides that any Person may become an Issuer under the Indenture, jointly and severally with the Original Issuer upon execution of a supplemental indenture.

         The Original Issuer and the Co-Issuer have agreed that the Co-Issuer shall be made a party to the Indenture and shall become an Issuer on a joint and several basis with the Original Issuer.

         The execution and delivery of this [______] Supplemental Indenture has been authorized by a resolution of the Board of the Original Issuer and a resolution of the Board of the Co-Issuer.

         Concurrent with the execution hereof, the Original Issuer has caused its counsel to deliver to the Trustee an Opinion of Counsel.

         All things necessary to make this [______] Supplemental Indenture a valid agreement of the Original Issuer and the Co-Issuer, in accordance with its terms, have been done.

         Now, Therefore, the Original Issuer, the Co-Issuer and the Trustee agree as follows for the benefit of each other and the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

                                ADDITIONAL ISSUER

SECTION 101    Joint and Several Obligation.

         Upon execution and delivery of this Supplemental Indenture, the Co-Issuer shall become an Issuer under the Indenture, jointly and severally with the Original Issuer and with the following effect:

         (1) All references under the Indenture to the Issuer shall also include the Co-Issuer; and

         (2) The Co-Issuer shall observe and perform the covenants and agreements contained in the Indenture without regard to the performance and satisfaction by the Original Issuer of the covenants and agreements contained in the Indenture, except that the payment of any amount due on any Security or other amounts due under the Indenture shall be satisfied if made by any Issuer.

                                   ARTICLE II

                                  MISCELLANEOUS

SECTION 201       Application of [_____] Supplemental Indenture.

         Except as specifically amended and supplemented this [_______] Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 202       Effective Date.

         This [_______] Supplemental Indenture shall be effective as of the date first above written and upon the execution and delivery hereof by each of the parties hereto.

SECTION 203       Counterparts.

         This [_______] Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this [______] Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

                               [ISSUER], as Issuer


                               By: _____________________________________________

                               [CO-ISSUER], as Issuer


                               By: _____________________________________________

                               [TRUSTEE], as Trustee


                               By: _____________________________________________

                                    EXHIBIT B

                                FORM OF GUARANTEE

     THIS GUARANTEE (as the same may be amended, modified or supplemented from time to time, this "Guarantee"), dated as of ____________, is made by___________ (hereinafter referred to as the "Guarantor") in favor of ___________________, [a state banking corporation] [a national banking association], as trustee under the Indenture hereinafter described (the "Trustee") for the ratable benefit of the holders from time to time (the "Holders") of the Securities (as hereinafter defined).

     All terms not otherwise defined herein shall have for the purposes hereof the meanings set forth in the Indenture (as hereinafter defined) unless the context otherwise requires.

                                    Recitals

     A. ________________LLC (the "Company") and_____________________("__________
_________" and, together with the Company, the "Issuers") are parties to that certain indenture dated as of , 2002 (as amended, supplemented or otherwise modified from time to time, the "Indenture") among the Issuers and the Trustee, pursuant to which the Issuers issued their [insert name of Guaranteed Securities] (the "Notes"); and

     B. Pursuant to Section 301 of the Indenture, the Issuers have designated the Notes to be Guaranteed Securities (as defined in the Indenture), and the undersigned is willing to guarantee the Guaranteed Obligations (as defined below) as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor hereby agrees as follows:

     1. Guaranteed Obligations. The Guarantor hereby absolutely, unconditionally
        ----------------------
and irrevocably guarantees the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the obligations of the Company to the Holders arising under the Notes of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation all principal, premium (if any), and interest (including interest accruing on or after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, relating to either Issuer, whether or not a claim for such post-filing or post-petition interest is allowed) on the Notes and all reasonable costs of collection and enforcement thereof, and all taxes, charges, expenses, attorneys fees and accountant fees chargeable to the Issuers or payable by the Issuers thereunder (collectively, the "Guaranteed Obligations"). This Guarantee is a guarantee of payment and not of collection. All payments made by the Guarantor under this Guarantee shall be paid at the place and in the manner specified in the Indenture and the Notes.

     The obligations of the Guarantor under this Guarantee shall be unconditional and primary (as though the Guarantor were the maker of the Guaranteed Obligations), irrespective of the validity, regularity or enforceability of any Guaranteed Obligation or the Indenture, and shall not be affected by any action taken under the Guaranteed Obligations or the Indenture in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of the Trustee or any Holder to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of the Guaranteed Obligations, this Guarantee or the Indenture, or by any release of any security or any other guaranty at any time existing for the benefit of the Guaranteed Obligations, or by the merger or consolidation of either of the Issuers, or by sale, lease or transfer by either of the Issuers to any person of any or all of its properties, or by any action of the Trustee or any Holder granting indulgence or extension to, or waiving or acquiescing in any default by either of the Issuers, or any successor to either Issuer or by any other party which shall have assumed the obligations of either Issuer, or by reason of any disability or other defense of either Issuer or any successor to either Issuer, or by any modification, alteration, or circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor hereunder, it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance or by release as herein provided, and then only to the extent of such payment, performance or release.

     The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by the Trustee to any of the Guaranteed Obligations is or must be rescinded or returned by the Trustee or Holders of Notes for any reason whatsoever (including the insolvency, bankruptcy or reorganization of either of the Issuers or the undersigned), such Guaranteed Obligations shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Trustee, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, all as though such application by the Trustee had not been made.

     2. Amendments, etc. with Respect to the Guaranteed Obligations; Waiver of
        ----------------------------------------------------------------------
Rights.
-------

        The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Trustee may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Trustee or the Holders and the Indenture and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Trustee or the Holders, as the case may be, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Trustee for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. The Trustee shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Trustee may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by the Trustee to make any such demand or to collect any payments from any such other guarantor or any release of any such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied as a matter of law, of the Trustee against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        The Trustee may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Guaranteed Obligations, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Guaranteed Obligations, (c) release or compromise any obligation of the Issuers under the Notes or the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Guaranteed Obligations, (d) release its security interest, if any, in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranteed Obligations, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property (including, without limitation, the Issuers), and (e) resort to the Guarantor for payment of any of the Guaranteed Obligations when due, whether or not the Trustee shall have resorted to any property securing any of the Guaranteed Obligations or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Guaranteed Obligations (including, without limitation, the Issuers).

        The Guarantor hereby expressly waives: (a) any right to require the Trustee or any Holder of a Guaranteed Obligation to (i) proceed against either Issuer, their subsidiaries or any other guarantor of the Guaranteed Obligations,
(ii) proceed against or exhaust any security received from either Issuer, their subsidiaries or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of either Issuer, their subsidiaries or any other guarantor of the Guaranteed Obligations or (iii) pursue any other remedy in the Trustee's or such Holder's power whatsoever; (b) any defense arising by reason of the application by either or their subsidiaries of the proceeds of any borrowing;
(c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of the Guarantor against either Issuer or their subsidiaries or any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by the Trustee to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of either Issuer or their subsidiaries or any defense which results from any disability or other defense of either or their subsidiaries or the cessation or stay of enforcement from any cause whatsoever of the liability of either Issuer or their subsidiaries (including, without limitation, the lack of validity or enforceability of any document, instrument or agreement evidencing the Guaranteed Obligations); (e) any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal; (f) until all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which the Trustee or any other person now has or may hereafter have against either Issuer or their subsidiaries on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by the Trustee or any other person on account of the Guaranteed Obligations; (g) all presentments, demands for performance, notices of non-performance, notices delivered under any document, instrument or agreement evidencing the Guaranteed Obligations, protests, notice of dishonor, and notices of acceptance of this Guarantee and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; (j) any right to be informed by the Trustee of the financial condition of either Issuer or their subsidiaries or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations; (k) until all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this

Guarantee; (l) any defense arising from an election for the application of
Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations; (m) any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; (n) any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations; (o) all rights and defenses arising out of an election of remedies by the Trustee, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed the Guarantor's rights of subrogation and reimbursement against either Issuer or their subsidiaries by the operation of Section 580d of the Code of Civil Procedure or otherwise; and (p) all other rights and defenses available to the undersigned by reason of Sections 2787 to 2855, inclusive, Section 2899 or
Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

          Without limiting the scope of any of the foregoing provisions of the preceding paragraph, and pursuant to the provisions of California Civil Code
Section 2856, the Guarantor hereby further waives all rights and defenses that the undersigned may have because the Guaranteed Obligations may be secured by real property. This means, among other things: (a) the Trustee may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by either Issuer or their subsidiaries; and (b) if the Trustee forecloses on any real property collateral pledged by either Issuers or their subsidiaries, (i) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) the Trustee may collect from the Guarantor even if the Trustee, by foreclosing on the real property collateral, has destroyed any right that the Guarantor may have to collect from either Issuer or their subsidiaries.

          The two preceding paragraphs constitute an unconditional and irrevocable waiver of any rights and defenses the undersigned may have because the Guaranteed Obligations may be secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

     3.   Subrogation. Notwithstanding any payments made by the Guarantor under
          -----------
this Guarantee, the Guarantor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Issuers until all amounts payable by the Issuers under the Guaranteed Obligations and by the Guarantor under its Guarantee have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Trustee segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Trustee, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, at such time and in such order as the Trustee may determine.

     4.   Stay of Acceleration. In the event that acceleration of the time for
          --------------------
payment of any of the Guaranteed Obligations is stayed upon insolvency, bankruptcy or reorganization of either Issuer, all such amounts otherwise subject to acceleration under the terms of the Indenture and the Guaranteed Obligations shall nonetheless be payable by the Guarantor forthwith on demand by the Trustee.

     5.   Covenant Regarding Merger or Consolidation.
          ------------------------------------------

          The Guarantor may not consolidate with or merge with or into (whether or not the Guarantor is the surviving Person) another corporation, Person or entity, whether or not affiliated with the Guarantor, unless (i) the Person formed by or surviving any such consolidation or merger (if other than the Guarantor) shall be a corporation organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume all the obligations of the Guarantor, pursuant to a supplemental Guarantee in form and substance reasonably satisfactory to the Trustee, under the Guarantee; (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and (iii) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease, and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Section 5 and that all conditions precedent herein provided for relating to such transaction have been complied with; provided that in giving such opinion, such counsel may rely on such Officers' Certificate as to any matters of fact (including, without limitation, as to compliance with foregoing clauses (ii) and (iii)); provided, further, that the foregoing will not apply to the consolidation or merger of the Guarantor with and into either Issuer. "Default" for purposes of this paragraph means an event which, after notice or lapse of time or both, would become an Event of Default.

     6.   Miscellaneous.
          -------------

          a.   Benefits of Guarantee; Successors and Assigns. Nothing in this
               ---------------------------------------------
Guarantee, expressed or implied, shall give to any person, other than the Trustee, the Holders and their respective successors, transferees and assigns hereunder, any benefit or any legal or equitable rights, remedy or claim under this Guarantee. This Guarantee shall be binding upon the Guarantor, its successors and assigns, and inure, together with the rights and remedies of Trustee hereunder, to the benefit of Trustee, the Holders and their respective successors, transferees and assigns. The Guarantor shall not, without the prior written consent of Trustee, assign any rights, duties or obligations under this Guarantee.

          b.   Notices. All notices, demands and other communications hereunder
               -------
shall be given and shall be effective in accordance with the Indenture, except that notices to the Guarantor shall be given to its address set forth on the signature page hereof, or to such other address as the Guarantor may specify in writing from time to time to the Trustee.

          c.   Amendments. Neither this Guarantee nor any provision hereof may
               ----------
be amended, modified, waived, discharged or terminated other than pursuant to the provisions of the Indenture.

          d.   No Personal Liability of Directors, Officers, Employees, etc. No
               ------------------------------------------------------------
past, present or future director, officer, employee, incorporator or holder of any interest in the Guarantor, as such, shall have any liability for any obligations of the Guarantor under this Guarantee or for any claim based on, in respect of, or by reason of, this Guarantee. Each Holder by accepting a Guaranteed Security has waived and released all such liability. The waiver and release are part of the consideration for issuance of this Guarantee.

          e.   Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

          f.   No Adverse Interpretation of Other Agreements. This Guarantee may
               ---------------------------------------------
not be used to interpret any other guarantee, indenture, loan or debt agreement of either Issuer, the Guarantor or their respective Subsidiaries or of any other Person. Any such guarantee, indenture, loan or debt agreement may not be used to interpret this Guarantee.

          g.   Successors. All agreements of the Guarantor in this Guarantee
               ----------
shall bind its successors.

          h.   Severability. In case any provision in this Guarantee shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          i.   Counterpart Originals. Any number of copies of this Guarantee may
               ---------------------
be signed. Each signed copy shall be an original, but all of them together represent the same agreement.

          j.   Headings, etc. The headings of the sections of this Guarantee
               -------------
have been inserted for convenience of reference only, are not to be considered a part of this Guarantee and shall in no way modify or restrict any of the terms or provisions hereof.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the undersigned Guarantor has caused this instrument to be duly executed and delivered to the Trustee as of the date first above written.

                                           [GUARANTOR]
                                           [Address]


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title: